Exhibit 10.13

Form of DataBank Settlement Agreement

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                                           [Name of Shareholder]

                                                                October __, 2000

Digital Courier Technologies, Inc.
187 Fremont
San Francisco, CA
Attn:   Mr. Ken Woolley, Chairman

Gentlemen:

         As you are aware, the undersigned has recently returned to Digital Courier Technologies, Inc. (the "Company") certificates representing _____________ shares of Common Stock of the Company (the "Shares"). The Shares were initially acquired by the undersigned from the Company pursuant to the Company's acquisition of DataBank International, Ltd. ("DataBank"), of which the undersigned was a shareholder.

         The Company has made certain claims, which the undersigned disputes, relating to the right of the undersigned to the Shares, specifically including claims that (1) the interest that the undersigned initially acquired in DataBank should have been made available to the Company, rather than to the undersigned, when the undersigned acquired it, and (2) the subsequent acquisition of DataBank by the Company represented some form of "self-interested transaction" as to which the Company's Board and/or shareholders did not receive adequate disclosure.

         Without admitting that there is any validity to any of the claims being made by the Company, the undersigned desires to reach a compromise and settlement of the claims so that the Company and the undersigned can move forward without continuous allegations regarding such matters. Accordingly, the undersigned agrees that the Company may retain, and cancel, the Shares, on and subject to the terms described in this letter. By agreeing to this, the Company, on its part, acknowledges that the Shares are being accepted by the Company in complete settlement of any claims or allegations against the undersigned referred to above. Specifically, but without prejudice to the generality of the foregoing, the Company agrees that it will not make any claim as to the legitimacy, legality or propriety of the manner in which the undersigned acquired its interest in DataBank, or acquired shares of common stock of the Company in connection with the Company's acquisition of DataBank.

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Please sign and return to the undersigned a copy of this letter, reflecting that it is a binding agreement between the Company and the undersigned.

                                            Very truly yours,

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                                            By

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                                            Name (printed):
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CONFIRMED, ACCEPTED AND AGREED AS SET FORTH ABOVE:
Digital Courier Technologies, Inc.


By:
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October    , 2000
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